AXA PREMIER VIP TRUST

SUPPLEMENT DATED AUGUST 25, 2006 TO THE PROSPECTUS

AND THE STATEMENT OF INFORMATION DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2006 of the AXA Premier VIP Trust (the “Trust”). You may obtain additional copies of the Prospectus and SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about a strategic transaction relating to a sub-adviser to the AXA Premier VIP Core Bond Portfolio.

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AXA Premier VIP Core Bond Portfolio

BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BAI”), one of the sub-advisers to the AXA Premier VIP Core Bond Portfolio, entered into a strategic transaction with Merrill Lynch & Co., Inc. (“Merrill Lynch”) to combine Merrill Lynch’s investment management business with BlackRock, which is expected to close on or about September 30, 2006. Subsequent to that transaction, Merrill Lynch will hold a significant minority ownership position in BlackRock and BlackRock will cause its subsidiary, BlackRock Financial Management, Inc., to become the contractual advisory entity for fixed-income accounts.

In the Prospectus under the heading “Management Team-The Manager and the Sub-advisers” the following replaces the information relating to BAI as a sub-adviser to the Portfolio effective as of October 1, 2006:

BlackRock Financial Management, Inc. (“BFI”) serves as a sub-adviser to AXA Premier VIP Core Bond Portfolio. BFI, is a subsidiary of BlackRock, Inc., which, based on equity ownership, is controlled by The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc., both publicly traded diversified financial services companies. As of December 31, 2005, BFI had approximately $415 billion in assets under management.

Additionally, in the chart contained in the Prospectus under the heading “Management Team-The Manager and the Sub-advisers”, reference to BAI is replaced with the following:

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, NY 10022

All other references in the Prospectus and SAI to BlackRock Advisors, Inc. are hereby deleted and replaced with BlackRock Financial Management, Inc.